UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22551

MainStay DefinedTerm Municipal Opportunities Fund

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010

(Address of principal executive offices) (Zip Code)

J. Kevin Gao, Esq., 169 Lackawanna Avenue, Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-624-6782

Date of fiscal year end: May 31

Date of reporting period: August 31, 2015

Item 1. Schedule of Investments.

The schedule of investments for the period ended August 31, 2015 is filed herewith.

MainStay DefinedTerm Municipal Opportunities Fund
Portfolio of Investments August 31, 2015 (Unaudited)

		Principal Amount	Value
	Municipal Bonds 146.0% †
	Alabama 0.9% (0.6% of Managed Assets)
	Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	$250,000	$251,538
	Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	4,137,705
			4,389,243
	Alaska 0.8% (0.5% of Managed Assets)
	Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	4,094,359

	Arizona 0.6% (0.4% of Managed Assets)
	Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	142,158
	Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,015,580
	Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,083,407
			3,241,145
	California 22.1% (14.9% of Managed Assets)
	California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
	Series A 5.125%, due 6/1/38	3,860,000	3,243,635
	5.60%, due 6/1/36 (a)	2,575,000	2,379,635
	California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,574,510
	Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	49,043
	Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	1,053,915
¤	City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)(c)	19,500,000	21,683,805
	Fontana Unified School District, Unlimited General Obligation
	Series C (zero coupon), due 8/1/34	14,000,000	5,541,340
	Series C (zero coupon), due 8/1/42	18,600,000	4,434,240
	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
	Series A-1 4.50%, due 6/1/27	6,975,000	6,657,289
	Series A, Insured: AGM 5.00%, due 6/1/40	4,085,000	4,526,711
	Series A-2 5.30%, due 6/1/37 (a)	5,000,000	4,124,600
	Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: NATL-RE 4.625%, due 2/1/24	215,000	217,128
	Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	17,190,000	2,204,446
¤	Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)(c)	19,100,000	21,979,877
	Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
	Insured: NATL-RE 4.50%, due 9/1/17	100,000	98,808
	Insured: NATL-RE 4.80%, due 9/1/20	105,000	102,115
	Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
	Series A, Insured: GTY 5.25%, due 9/1/31	630,000	639,626
	Series A, Insured: GTY 5.25%, due 9/1/34	2,925,000	2,965,657
	Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	175,549
	Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.00%, due 6/1/37	3,000,000	2,599,320
¤	University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)(c)	23,260,000	25,696,699
	Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	10,000,000	1,352,000
			114,299,948
	Colorado 0.1% (0.0%‡ of Managed Assets)
	E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	328,007

	District of Columbia 0.9% (0.6% of Managed Assets)
	Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: GTY (zero coupon), due 10/1/41 (a)	3,900,000	4,596,501

	Florida 6.8% (4.6% of Managed Assets)
	City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	20,000,000	20,771,400
	JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)(c)	12,980,000	14,537,303
			35,308,703
	Georgia 0.1% (0.0%‡ of Managed Assets)
	Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	335,000	354,601

	Guam 3.4% (2.3% of Managed Assets)
	Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,543,202
	Guam International Airport Authority, Revenue Bonds
	Series C 5.00%, due 10/1/21 (d)	4,500,000	5,085,585
	Series C, Insured: AGM 6.00%, due 10/1/34 (d)	3,425,000	3,989,132
			17,617,919
	Illinois 18.1% (12.2% of Managed Assets)
¤	Chicago Board of Education, Unlimited General Obligation
	Series C 5.25%, due 12/1/39	6,500,000	5,458,830
	Series A, Insured: AGM 5.50%, due 12/1/39 (b)(c)	20,000,000	20,757,600
	Chicago, Illinois O' Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,642,500
	Chicago, Illinois Wastewater Transmission, Revenue Bonds Series B, Insured: AGM, FGIC 5.00%, due 1/1/25	130,000	132,683
	Chicago, Unlimited General Obligation
	Series A, Insured: AGM 5.00%, due 1/1/26	125,000	125,982
	Series C 5.00%, due 1/1/40	19,570,000	16,681,468
	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	20,000,000	20,479,400
	Northern Illinois Municipal Power Agency, Prairie State Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 1/1/37	3,500,000	3,723,265
	State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)(c)	20,000,000	20,646,390
			93,648,118
	Indiana 0.2% (0.1% of Managed Assets)
	Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,105,000	1,054,844

	Iowa 0.7% (0.5% of Managed Assets)
	Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	3,680,220

	Kansas 4.2% (2.8% of Managed Assets)
¤	Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)(c)	19,290,000	21,505,231

	Kentucky 0.7% (0.5% of Managed Assets)
	Kentucky Municipal Power Agency, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 9/1/42	3,250,000	3,554,980

	Louisiana 1.1% (0.7% of Managed Assets)
	Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
	Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	352,670
	Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,115,265
	Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,205,760
	Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,813,863
			5,487,558
	Maryland 4.5% (3.0% of Managed Assets)
¤	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)(c)	20,870,000	23,011,723

	Michigan 12.2% (8.2% of Managed Assets)
	Detroit, Michigan Water & Sewerage Department, Senior Lien, Revenue Bonds
	Series A 5.00%, due 7/1/32	1,500,000	1,587,450
	Series A 5.25%, due 7/1/39	5,000,000	5,360,900
	Series C-1, Insured: AGM 7.00%, due 7/1/27	3,450,000	4,073,553
	Detroit, Michigan Water Supply System, Revenue Bonds
	Series A, Insured: NATL-RE 4.50%, due 7/1/31	760,000	755,698
	Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,852,519
	Series C 5.00%, due 7/1/41	1,005,000	1,052,516
	Series A 5.25%, due 7/1/41	2,385,000	2,528,434
	Series A 5.75%, due 7/1/37	5,000,000	5,500,050
	Michigan Finance Authority, Detroit Water & Sewer, Revenue Bonds Insured: AGM 5.00%, due 7/1/31	9,445,000	10,566,405
	Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds
	7.375%, due 11/1/30	2,920,000	3,159,878
	7.50%, due 11/1/40	2,745,000	2,977,062
	Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
	8.00%, due 4/1/30	1,195,000	1,278,817
	8.00%, due 4/1/40	500,000	532,820
	Michigan Tobacco Settlement Finance Authority, Revenue Bonds
	Series A 6.00%, due 6/1/34	5,120,000	4,484,455
	Series A 6.00%, due 6/1/48	12,580,000	10,552,104
	Wayne Charter County Michigan, Airport Hotel, Detroit Metropolitan Airport, Limited General Obligation Series A, Insured: NATL-RE 5.00%, due 12/1/30	2,600,000	2,606,760
	Wayne Charter County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,135,000	2,173,793
			63,043,214
	Minnesota 0.7% (0.5% of Managed Assets)
	Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	3,500,000	3,503,080

	Missouri 0.4% (0.3% of Managed Assets)
	St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds 6.125%, due 8/15/42	2,120,000	2,245,207

	Nebraska 4.2% (2.9% of Managed Assets)
¤	Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	21,883,600

	Nevada 2.6% (1.7% of Managed Assets)
	City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (b)	12,500,000	13,424,375

	New Hampshire 0.5% (0.4% of Managed Assets)
	Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	2,697,534

	New Jersey 5.7% (3.9% of Managed Assets)
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
	5.25%, due 9/15/29 (d)	9,120,000	9,932,866
	Series B 5.625%, due 11/15/30 (d)	2,500,000	2,806,725
	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds
	Series 1A 4.75%, due 6/1/34	2,185,000	1,647,271
	Series 1A 5.00%, due 6/1/41	20,000,000	15,247,600
			29,634,462
	New York 2.3% (1.5% of Managed Assets)
	New York Liberty Development Corp., World Trade Center, Revenue Bonds 7.25%, due 11/15/44 (b)	5,000,000	5,937,250
	Onondaga Civic Development Corp., St. Joseph's Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	2,000,000	2,066,460
	Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,753,919
			11,757,629
	Ohio 6.4% (4.3% of Managed Assets)
	American Municipal Power, Inc., Prairie State Energy Campus, Revenue Bonds Series A, Insured: BAM 5.25%, due 2/15/31	15,000,000	17,223,150
	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
	Series A-2 5.125%, due 6/1/24	2,550,000	2,133,610
	Series A-2 5.75%, due 6/1/34	2,425,000	1,953,338
	Series A-2 5.875%, due 6/1/30	13,890,000	11,659,960
			32,970,058
	Pennsylvania 9.5% (6.4% of Managed Assets)
	Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	72,956
	Pennsylvania Economic Development Financing Authority, Aqua Pennsylvania Inc. Project, Revenue Bonds 5.00%, due 11/15/40	10,710,000	11,982,348
	Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)(c)	14,260,000	16,781,006
	Pennsylvania Turnpike Commission, Revenue Bonds Series B, Insured: BAM 5.25%, due 12/1/44	10,900,000	12,349,591
	Philadelphia Authority for Industrial Development, Nueva Esperanza Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,210,280
	Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31 (e)(f)	2,500,000	517,950
	Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	4,625,000	5,348,766
			49,262,897
	Puerto Rico 7.6% (5.1% of Managed Assets)
	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: GTY 5.125%, due 7/1/47	565,000	510,986
	Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
	Series A, Insured: AGM 5.00%, due 7/1/35	9,890,000	9,200,766
	Insured: AGM 5.125%, due 7/1/30	85,000	82,376
	Series A-4, Insured: AGM 5.25%, due 7/1/30	3,100,000	3,041,875
	Series A, Insured: AGM 5.375%, due 7/1/25	300,000	299,070
	Series A, Insured: AGM 5.50%, due 7/1/27	400,000	400,084
	Series C, Insured: AGM 5.50%, due 7/1/32	1,080,000	1,060,733
	Series C, Insured: AGM 5.75%, due 7/1/37	860,000	859,286
	Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	1,500,000	1,487,460
	Series A, Insured: AGM 6.00%, due 7/1/33	400,000	400,008
	Series A, Insured: AGM 6.00%, due 7/1/34	100,000	99,811
	Puerto Rico Convention Center District Authority, Revenue Bonds
	Series A, Insured: CIFG 4.50%, due 7/1/36	5,915,000	4,157,594
	Series A, Insured: CIFG 5.00%, due 7/1/27	390,000	321,173
	Puerto Rico Electric Power Authority, Revenue Bonds
	Series TT, Insured: AGM 5.00%, due 7/1/27	100,000	95,811
	Series VV, Insured: AGM 5.25%, due 7/1/27	255,000	249,813
	Puerto Rico Highways & Transportation Authority, Revenue Bonds
	Series K, Insured: AGM, CIFG 5.00%, due 7/1/18	530,000	530,032
	Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,000,000	4,295,950
	Series CC, Insured: AGM 5.25%, due 7/1/34	1,015,000	927,253
	Series N, Insured: AGM, GTY 5.50%, due 7/1/29	6,000,000	5,677,560
	Series CC, Insured: AGM 5.50%, due 7/1/30	3,000,000	2,839,950
	Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/30	375,000	351,349
	Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
	Series F, Insured: CIFG 5.25%, due 7/1/21	2,000,000	1,842,780
	Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	250,000	247,673
			38,979,393
	Rhode Island 3.3% (2.2% of Managed Assets)
	Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)(c)	15,000,000	16,831,200

	Tennessee 3.1% (2.1% of Managed Assets)
	Chattanooga, TN, Industrial Development Board, Lease Rental, Revenue Bonds Insured: AGM 5.00%, due 10/1/30 (b)(c)	15,000,000	15,964,950

	Texas 8.1% (5.4% of Managed Assets)
	Harris County-Houston Sports Authority, Revenue Bonds
	Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	27,961
	Series H, Insured: NATL-RE (zero coupon), due 11/15/33	1,320,000	554,215
	Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/34	2,520,000	1,036,703
	Series H, Insured: NATL-RE (zero coupon), due 11/15/35	2,080,000	711,589
	Series H, Insured: NATL-RE (zero coupon), due 11/15/37	6,705,000	2,164,642
	Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	55,102
	Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	78,866
	Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds Series A 6.00%, due 8/15/42	5,640,000	5,821,946
	North Texas Tollway Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 1/1/38	5,000,000	5,508,800
¤	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
	5.00%, due 12/15/30	4,000,000	4,324,040
	5.00%, due 12/15/32 (b)(c)	20,000,000	21,487,944
			41,771,808
	U.S. Virgin Islands 1.5% (1.0% of Managed Assets)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	2,475,000	2,753,636
	Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	4,650,000	5,173,497
			7,927,133
	Vermont 0.1% (0.1% of Managed Assets)
	Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (d)	705,000	737,775

	Virginia 7.5% (5.1% of Managed Assets)
	Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	14,185,000	10,040,852
¤	Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)(c)	20,315,000	23,029,229
	Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (d)	5,000,000	5,724,200
			38,794,281
	Washington 5.0% (3.4% of Managed Assets)
¤	Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)(c)	19,665,000	21,132,403
	Washington Health Care Facilities Authority, Seattle Cancer Care Alliance, Revenue Bonds 5.00%, due 3/1/38	4,275,000	4,693,394
			25,825,797
	West Virginia 0.1% (0.1% of Managed Assets)
	Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	445,000	437,929

	Total Investments (Cost $719,741,272) (h)	146.0%	753,865,422
	Floating Rate Note Obligations(g)	(34.7)	(179,455,000)
	Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(13.6)	(70,000,000)
	Other Assets, Less Liabilities	2.3	11,943,186

	Net Assets Applicable to Common Shares	100.0%	$516,353,608

¤	Among the Fund's 10 largest holdings or issuers held, as of August 31, 2015. May be subject to change daily.
†	Percentages indicated are based on Fund net assets applicable to Common Shares, unless otherwise noted.
‡	Less than one-tenth of a percent.
(a)	Step coupon - Rate shown was the rate in effect as of August 31, 2015.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(d)	Interest on these securities was subject to alternative minimum tax.
(e)	Illiquid security - As of August 31, 2015, the total market value of this security was $517,950, which represented 0.1% of the Fund's net assets.
(f)	Issue in default.
(g)	Face value of Floating Rate Notes issued in TOB transactions.
(h)	As of August 31, 2015, cost was $542,628,327 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$41,765,755
Gross unrealized depreciation	(9,983,660)
Net unrealized appreciation	$31,782,095

"Managed Assets" is defined as the Fund's total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e., tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the preceding pages:
ACA	—ACA Financial Guaranty Corp.
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—Ambac Assurance Corp.
BAM	—Build America Mutual Assurance Co.
CIFG	—CIFG Group
FGIC	—Financial Guaranty Insurance Co.
GTY	—Assured Guaranty Corp.
NATL-RE	—National Public Finance Guarantee Corp.

As of August 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(700)	December 2015	$(88,943,750)	$720,335

1. As of August 31, 2015, cash in the amount of $945,000 was on deposit with a broker for futures transactions.

2. Represents the difference between the value of the contracts at the time they were opened and the value as of August 31, 2015.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2015, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$753,865,422	$—	$753,865,422
Total Investments in Securities	—	753,865,422	—	753,865,422
Other Financial Instruments
Futures Contracts Short (b)	720,335	—	—	720,335
Total Investments in Securities and Other Financial Instruments	$720,335	$753,865,422	$—	$754,585,757

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended August 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of August 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay DefinedTerm Municipal Opportunities Fund

NOTES TO PORTFOLIOS OF INVESTMENTS August 31, 2015 (Unaudited)

SECURITIES VALUATION.

Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay DefinedTerm Municipal Opportunities Fund (the "Fund") adopted procedures establishing methodologies for the valuation of the Fund's securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

"Fair value" is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of August 31, 2015, the aggregate value by input level for the Fund's assets and liabilities is included at the end of the Fund's Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the period ended August 31, 2015, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of August 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments shown in the accompanying Portfolio of Investments, was measured as of August 31, 2015 and can change at any time in response to market conditions.

Item 2. Controls And Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Registrant’s principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: October 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: October 23, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and
Accounting Officer

Date: October 23, 2015